Exhibit 10.1(b)

EXECUTION COPY

AMENDED AND RESTATED GUARANTEE AND PLEDGE AGREEMENT

dated as of

March 24, 2009,

among

CB RICHARD ELLIS SERVICES, INC.,

CB RICHARD ELLIS GROUP, INC.,

the Subsidiaries of CB RICHARD ELLIS SERVICES, INC.,

from time to time party hereto

and

CREDIT SUISSE,

as Collateral Agent

TABLE OF CONTENTS

		Page
ARTICLE I

Definitions

SECTION 1.01.	Credit Agreement	2
SECTION 1.02.	Other Defined Terms	2

ARTICLE II

Guarantee

SECTION 2.01.	Guarantee	6
SECTION 2.02.	Guarantee of Payment	6
SECTION 2.03.	No Limitations, Etc.	7
SECTION 2.04.	Reinstatement	8
SECTION 2.05.	Agreement To Pay; Subrogation	8
SECTION 2.06.	Information	8

ARTICLE III

Pledge of Securities

SECTION 3.01.	Pledge	8
SECTION 3.02.	Delivery of the Pledged Collateral	9
SECTION 3.03.	Representations, Warranties and Covenants	9
SECTION 3.04.	Limited Liability Company Interests and Limited Partnership Interests	11
SECTION 3.05.	Registration in Nominee Name; Denominations	11
SECTION 3.06.	Voting Rights; Dividends and Interest, etc.	11

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01.	Security Interest	13
SECTION 4.02.	Representations and Warranties	15
SECTION 4.03.	Covenants	17
SECTION 4.04.	Other Actions	18
SECTION 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	19

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Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate

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AMENDED AND RESTATED GUARANTEE AND PLEDGE AGREEMENT dated as of March 24, 2009 (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Subsidiaries of the U.S. Borrower from time to time party hereto and CREDIT SUISSE (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).

PRELIMINARY STATEMENT

Reference is made to (a) the Amended and Restated Credit Agreement dated as of December 20, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the U.S. Borrower, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and (b) the Guarantee and Pledge Agreement dated as of June 26, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Guarantee and Pledge Agreement”), among the U.S. Borrower, Holdings, the Subsidiaries of the U.S. Borrower from time to time party thereto and the Collateral Agent.

The Lenders and the Issuing Bank (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have extended and have agreed to extend credit to the Borrowers, subject to the terms and conditions set forth in the Existing Credit Agreement. Concurrent with the execution and delivery of this Agreement, the Existing Credit Agreement will be amended and restated (such amended and restated agreement, as the same may be further amended, supplemented or otherwise modified from time to time being referred to herein as the “Credit Agreement”). The effectiveness of the Credit Agreement is conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Guarantors are affiliates of the Borrowers, have derived substantial benefits from the extension of credit to the Borrowers pursuant to the Existing Credit Agreement, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in consideration therefor and in order to induce the Lenders and the Issuing Bank to continue to extend such credit.

Holdings, the Borrowers and the Subsidiary Guarantors desire to amend and restate the Existing Guarantee and Pledge Agreement in the form hereof to, among other things, reaffirm their obligations under the Existing Guarantee and Pledge Agreement, to add certain Collateral and to make certain amendments thereto.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. All references to the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Borrowers” means, collectively, the U.S. Borrower, the Australian Borrower, the Canadian Borrower, the New Zealand Borrower and the UK Borrower and any other wholly owned Subsidiary of the U.S. Borrower that becomes a party to the Credit Agreement as a Borrower pursuant to Section 9.18 of the Credit Agreement.

“Cash Management Services” means treasury management services (including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, interest and fees and interstate depository network services or similar transactions) provided to any Loan Party.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third person under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third person, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those United States applications and registrations listed on Schedule III.

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“Domestic Obligations” means all the Obligations that are obligations of Holdings, the U.S. Borrower or any other Domestic Subsidiary.

“Excluded Equity Interests” means (a) any Equity Interest in any Immaterial Subsidiary, (b) any Equity Interest in any Investment Subsidiary other than CB Richard Ellis Investors, LLC and CB Richard Ellis Investors, Inc., and (c) any Equity Interests in any person other than a wholly-owned Subsidiary where the assignment or pledge thereof, or grant of a security interest therein, requires, pursuant to the organizational documents of such person or any related joint venture, shareholder or like agreement binding on any shareholder, partner or member of such person, the consent of any shareholder, partner or member of such person that is not an Affiliate of Holdings.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“Foreign Obligations” means all the Obligations that are obligations of any Foreign Subsidiary.

“General Intangibles” means all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” means Holdings, the U.S. Borrower and the Subsidiary Guarantors (other than Melody and any Subsidiary Guarantor that is an Investment Subsidiary).

“Guarantors” means Holdings, the Subsidiary Guarantors and, to the extent the U.S. Borrower is not otherwise liable with respect to any Obligations, the U.S. Borrower.

“Intellectual Property” means all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those licenses of registered U.S. Intellectual Property from third parties to any Grantor listed on Schedule III.

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“Loan Document Obligations” means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of any Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Second Restatement Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Second Restatement Date or (ii) is entered into after the Second Restatement Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into and (c) the Secured Cash Management Services Obligations.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those United States patents and patent applications listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

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“Perfection Certificate” means a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of Holdings.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Secured Cash Management Services Obligations” means the due and punctual payment of any and all obligations of the Loan Parties in connection with Cash Management Services that are (a) owed on the Second Restatement Date to a person that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Second Restatement Date or (b) owed to a person that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such obligations are incurred.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Issuing Bank, (e) each counterparty to any Hedging Agreement with a Loan Party that either (i) is in effect on the Second Restatement Date if such counterparty is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Second Restatement Date or (ii) is entered into after the Second Restatement Date if such counterparty is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document, (g) each person to whom any Secured Cash Management Services Obligations are owed and (h) the successors and assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Significant Subsidiary” means (a) each Subsidiary (i) that has consolidated total assets of more than $5,000,000 and (ii) of which securities or other ownership interests representing more than 80% of the equity or more than 80% of the ordinary voting power or more than 80% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, directly or indirectly, by the U.S. Borrower and (b) each Subsidiary in which Holdings and the U.S. Borrower have invested $25,000,000 or more.

“Subsidiary Guarantors” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as contemplated by Section 7.16.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

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“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof, and all registration and applications filed in connection therewith, including registrations and applications for registration in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those United States registrations and applications listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“Unfunded Advances/Participations” means (a) with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Borrowers on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.02(d) of the Credit Agreement and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrowers or made available to the Administrative Agent by any such Lender, (b) with respect to any Swingline Lender, the aggregate amount, if any, of participations in respect of any outstanding Swingline Loan that shall not have been funded by the Revolving Credit Lenders in accordance with Section 2.22(e) of the Credit Agreement and (c) with respect to any Issuing Bank, the aggregate amount, if any, of participations in respect of any outstanding L/C Disbursement that shall not have been funded by the Revolving Credit Lenders in accordance with Sections 2.23(d) and 2.02(f) of the Credit Agreement.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to any Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other person.

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SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; (v) any law, regulation, decree or order of any jurisdiction or any other event, to the extent such Guarantor can lawfully waive application thereof; or (vi) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Loan Party or exercise any other right or remedy available to them against any Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Loan Party, as the case may be, or any security.

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SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against any Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by such Grantor on the date hereof and listed on Schedule II and any other Equity Interests in a Significant Subsidiary or another Subsidiary which is a Guarantor hereunder obtained in the future by such Grantor and the certificates representing all such Equity Interests (collectively referred to herein as the “Pledged Stock”); provided that the Pledged Stock shall not include (i) insofar as they secure Domestic Obligations, more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary (it being understood and agreed that such limitation shall not apply insofar as any such Pledged Stock secures Foreign Obligations) and (ii) the Excluded Equity Interests; (b) (i) the debt securities held by such Grantor on the date hereof (including all such debt securities listed opposite the name of such Grantor on Schedule II), (ii) any debt securities in the future issued to such Grantor and (iii) to the extent evidenced thereby the promissory notes and any other instruments

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evidencing such debt securities (all the foregoing collectively referred to herein as the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.06, all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a), (b) and (c) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities that are represented in physical form; provided, however, that a Grantor shall not be required to deliver, or cause to be delivered, to the Collateral Agent such Pledged Securities that are represented in physical form in any Subsidiary if such Grantor’s ownership of the Equity Interests in such Subsidiary is 1% or less of the issued and outstanding Equity Interests in such Subsidiary.

(b) Each Grantor will cause any Indebtedness for borrowed money in an aggregate principal amount in excess of $1,000,000 owed to such Grantor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, any certificate representing Pledged Securities shall be accompanied by undated stock powers duly executed in blank and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests required to be pledged hereunder;

(b) the Pledged Stock is fully paid and nonassessable;

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(c) except for the security interests granted hereunder, each of the Grantors (i) is and will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant hereto, and (iv) subject to Section 3.06, will cause any and all Pledged Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement), however arising, of all persons whomsoever;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first-priority lien upon and security interest in such Pledged Security as security for the payment and performance of the Obligations;

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein;

(i) the Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects. The Perfection Certificate accurately sets forth the complete legal name of each Grantor. Properly completed Uniform Commercial Code financing statements have been delivered to the Collateral Agent for filing in each governmental office specified in Schedule 5 to the Perfection Certificate; and

(j) each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure,

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preserve, protect and perfect the security interest in the Pledged Collateral and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of such security interest and the filing of any financing statements or other documents in connection herewith or therewith.

SECTION 3.04. Limited Liability Company Interests and Limited Partnership Interests. Each Grantor acknowledges and agrees that (i) each interest in any limited liability company or limited partnership controlled by such Grantor, pledged hereunder and not represented by a certificate, shall not be for purposes of this Agreement and the other Loan Documents a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC, and (ii) such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless such Grantor provides prior written notification to the Collateral Agent of such election and promptly delivers any such certificate to the Collateral Agent pursuant to the terms hereof.

SECTION 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion when an Event of Default has occurred and is continuing) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor that is the owner thereof. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section are being suspended (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement):

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of any Pledged Security or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Security or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) Each Grantor shall be entitled to receive and retain any and all interest, dividends and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such interest, dividends and

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other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash interest, dividends or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(ii) of this Section 3.06, then all rights of any Grantor to interest, dividends or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(ii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such interest, dividends or other distributions. All interest, dividends or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all interest, dividends or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(ii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

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(d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(ii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest in the following (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) all Letter-of-Credit Rights;

(xi) all Commercial Tort Claims described on Schedule IV;

(xii) all books and records pertaining to the Article 9 Collateral; and

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(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

provided, however, notwithstanding the foregoing, no security interest granted under this Section 4.01(a) shall attach to: (A) the Excluded Equity Interests; (B) insofar as the Pledged Stock secures Domestic Obligations, more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary (it being understood and agreed that such limitation shall not apply insofar as any such Pledged Stock secures Foreign Obligations); (C) any governmental license, permit, registration or other authorization of any Grantor or any of its rights or interests thereunder, if and for so long as the grant of such security interest is not permitted by or is ineffective under any law or shall constitute or result in (x) the unenforceability of any right of such Grantor therein or (y) a breach or termination pursuant to the terms of, or a default under, any such authorization (other than to the extent any such law or term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity); provided, further, that such security interest shall attach immediately at such time as the condition causing such unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such authorization that does not result in any of the consequences specified in clause (x) or (y) above, including any Proceeds of such authorization; (D) any contract or agreement to which any Grantor is a party or any of its rights or interests thereunder, if and for so long as the grant of such security interest shall constitute or result in (x) the unenforceability of any right of such Grantor therein or (y) a breach or termination pursuant to the terms of, or a default under, any such contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity); provided, further, that such security interest shall attach immediately at such time as the condition causing such unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in clause (x) or (y) above, including any Proceeds of such contract or agreement; and (E) any intent-to-use Trademark application pending in the United States Patent and Trademark Office unless and until acceptable evidence of use of the applicable Trademark has been filed with and accepted by such office pursuant to the Lanham Act, to the extent that granting a security interest in such Trademark application prior to such filing would adversely affect the enforceability or validity or result in cancellation of such Trademark application.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (b) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates, it being understood, however, that no fixture filings will be required to be made. The Grantor agrees to provide such information to the Collateral Agent promptly upon request.

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Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office and the United States Copyright Office (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor to the Collateral Agent in Intellectual Property included in the Article 9 Collateral, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted or to utilize such properties and assets for such intended purposes and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the Second Restatement Date. Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Administrative Agent and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in Section 2 of the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Second Restatement Date in the case of filings, recordings or registrations required by Sections 5.06 or 5.09 of the Credit Agreement), which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements; provided that, with respect to Intellectual Property included in the Article 9 Collateral, the Grantors make such representation and warranty solely with respect to Trademarks, Copyrights and Patents registered in the United

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States, subject to the timely filing with the United States Patent and Trademark Office and/or the United States Copyright Office of documents evidencing such security interest. Each Grantor agrees that a fully executed agreement in the form hereof (or a fully executed short form agreement in form and substance reasonably satisfactory to the Collateral Agent) and containing a description of all United States Patents, United States registered Trademarks, Trademarks for which United States applications for registration are pending (but excluding any intent-to-use Trademark application unless and until acceptable evidence of use of the Trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to the Lanham Act), and United States registered Copyrights included in the Article 9 Collateral will be delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) with respect to such Article 9 Collateral, and no further or subsequent actions are necessary to perfect such Security Interest, except for actions that may be required with respect to any such Article 9 Collateral acquired or developed after the date hereof.

(c) The Security Interest (i) constitutes a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) upon completion of the filings and other actions described in Section 4.02(b), will constitute a perfected security interest in all Article 9 Collateral in which a security interest may be perfected in the United States by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) upon completion of the filings and other actions described in Section 4.02(b), will constitute a perfected security interest in all Article 9 Collateral in which a security interest may be perfected in the United States upon the timely receipt and recording of this Agreement or short form agreement(s) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. None of the Grantors hold any Commercial Tort Claim with potential value in excess of $1,000,000 except as indicated on the Perfection Certificate.

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SECTION 4.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change in (i) its legal name, (ii) its identity or type of organization or corporate structure, (iii) its Federal Taxpayer Identification Number or organizational identification number or (iv) its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Holdings and the U.S. Borrower agree not to effect or permit any change referred to in the first sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Article 9 Collateral; provided, however, that the Collateral Agent shall not unreasonably delay, or refrain from making, any such filing. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

(b) Each Grantor shall, at its own expense, take any and all actions reasonably necessary to defend title to the Article 9 Collateral against all persons, except with respect to Intellectual Property that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business, and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement, subject to the rights of such Grantor under the Loan Documents to dispose of Collateral.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the filing of any financing statements or other documents in connection herewith or therewith.

(d) Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt written notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any additional asset or item that may constitute Copyrights, Patents or Trademarks owned by any Grantor or license of registered U.S. Intellectual Property from a third party to any Grantor that is not listed on Schedule III, as supplemented pursuant to Section 5.06(b) of the Credit Agreement; provided, however, that any Grantor shall have the right, exercisable within 30 days after it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties set forth in Section 4.02 made by such Grantor hereunder with respect to such Article 9 Collateral. Each Grantor agrees that it will use its reasonable best efforts to take such action as shall be necessary in order that all representations and warranties set forth in Section 4.02 be true and correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit

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Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, except to the extent that such Grantor determines in its reasonable business judgment that any non-observance of, or non-performance under, such contract, agreement or instrument is beneficial to the conduct of such Grantor’s business, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(i) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper with a value in excess of $1,000,000 (other than checks to be deposited in the ordinary course of business), such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(ii) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit with an aggregate face amount in excess of $1,000,000 now or hereafter issued in favor of such Grantor that is not a Supporting Obligation with respect to any of the Collateral, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for

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the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to Grantor unless an Event of Default has occurred or is continuing.

(iii) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim with potential value in excess of $1,000,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by such Patent with the relevant patent number as required by applicable law to establish and preserve its maximum rights under such Patent.

(b) Each Grantor (either itself or through its licensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent required by applicable law to establish and preserve its maximum rights under such Trademark and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights in any material respect, except, in the case of clauses (i) through (iii) above, to the extent that such Grantor determines in its reasonable business judgment that such Trademark is no longer necessary or beneficial to the conduct of such Grantor’s business.

(c) Each Grantor (either itself or through its licensees) will, for each work covered by a Copyright material to the conduct of such Grantor’s business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws to establish and preserve its maximum rights under such Copyright, except to the extent that such Grantor determines in its reasonable business judgment that such Copyright is no longer necessary or beneficial to the conduct of such Grantor’s business.

(d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country, other than non-final actions of any Intellectual Property office in connection with the prosecution of an application for registration) regarding such Grantor’s ownership of its right to register, or its right to keep and maintain the same.

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(e) Whenever any Grantor, either itself or through any agent, employee, licensee or designee, files an application to register any Patent, Trademark or Copyright material to the conduct of its business with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, such Grantor shall promptly inform the Collateral Agent by including relevant application information in the annual Schedule III certificate required by Section 5.06(b) of the Credit Agreement, and upon the request of the Collateral Agent, such Grantor shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright.

(f) Each Grantor will take all reasonably necessary steps that are consistent with its prior practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to Patents, Trademarks and Copyrights (and to obtain the relevant registration) and to maintain each issued Patent and each registration of Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties, except to the extent that such Grantor determines in its reasonable business judgment that the maintenance or pursuit of such registration or application is no longer necessary or beneficial to the conduct of such Grantor’s business.

(g) In the event that any Grantor has reason to believe that any Patent, Trademark or Copyright included in the Article 9 Collateral and material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted in any material respect by a third party, such Grantor shall, if consistent with Grantor’s reasonable business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are reasonably appropriate under the circumstances to protect such Article 9 Collateral.

(h) Upon and during the continuance of an Event of Default, each Grantor shall use its reasonable best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take

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any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and the Grantors hereby waive (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and,

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in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in their respective capacities as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of Unfunded Advances/Participations (the amounts so applied to be distributed between or among the Administrative Agent, any Swingline Lender and any Issuing Bank pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution);

THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed (subject to the first proviso to Section 3.01 and clause (B) of the first proviso to Section 4.01(a)) among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

22

FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement upon the occurrence and during the continuance of an Event of Default, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable upon the occurrence of an Event of Default, without payment of royalty or other compensation to the Grantors) to use, license or sublicense any Intellectual Property included in the Article 9 Collateral now owned or hereafter acquired by such Grantor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. Such license to the Collateral Agent may be exercised, at the option of the Collateral Agent, solely following the occurrence and during the continuance of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, etc. In view of the position of the Grantors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and

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negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), each Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the applicable Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party, the applicable Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor on account of its guarantee under this Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the applicable Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully

24

subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the U.S. Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Guarantor and Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor or Grantor in respect of the Obligations or this Agreement.

SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.

SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have

25

been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.06. Collateral Agent’s Fees and Expenses; Indemnification. (a) Each Guarantor and Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Guarantor or Grantor to perform or observe any of the provisions hereof.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor and Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by a Borrower, any other Loan Party or any of their respective Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or (y) result from a claim brought by a Borrower or any of its Subsidiaries against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. To the extent permitted by law, no Guarantor or Grantor shall assert, and each Guarantor and Grantor hereby waives any claim against any Indemnitee, on any

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theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Guarantor hereby appoints the Collateral Agent the attorney-in-fact of such Guarantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default after notice to the relevant Guarantor, with full power of substitution either in the Collateral Agent’s name or in the name of such Guarantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Guarantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Guarantor to notify, Account Debtors to make payment directly to the Collateral Agent and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Guarantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

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SECTION 7.08. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each of Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrowers, Holdings or their respective properties in the courts of any jurisdiction.

(b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 7.14. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.15. Termination or Release. (a) This Agreement, the Guarantees, the security interest in the Collateral and all other security interests granted hereby shall terminate when all the Loan Document Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the aggregate L/C Exposure has been reduced to zero and the Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

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(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the security interest in the Collateral of such Subsidiary Guarantor shall be automatically released, in the event that all the Equity Interests of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a person that is not Holdings, the U.S. Borrower or an Affiliate of any of the foregoing in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not Holdings, the U.S. Borrower or an Affiliate of any of the foregoing, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released without any action on the part of the Collateral Agent.

(d) Upon any sale or other transfer by any Grantor of any Receivable pursuant to a Permitted Receivables Securitization, the security interest in any such Receivable shall be automatically released without any action on the part of the Collateral Agent.

(e) A Subsidiary Guarantor shall automatically be released from its Guarantee hereunder to the extent required by Section 5.09(a) of the Credit Agreement.

(f) In connection with any termination or release pursuant to the preceding paragraphs of this Section, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party.

SECTION 7.16. Additional Subsidiaries. Pursuant to Section 5.09(a) of the Credit Agreement, certain Subsidiaries not originally party hereto may be required from time to time to enter into this Agreement. Upon execution and delivery by the Collateral Agent and a Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor and, to the extent applicable, a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 7.17. Reaffirmation. Each of the Guarantors and Grantors hereby acknowledges its receipt of a copy of the Credit Agreement and its review of the terms and conditions thereof, and each of the Guarantors and Grantors hereby consents to the terms and conditions of the Credit Agreement and the transactions contemplated thereby. Each Guarantor and Grantor party to the Existing Guarantee and Pledge Agreement hereby reaffirms its guarantee, pledge and other agreements thereunder and agrees that, notwithstanding the effectiveness of the Credit Agreement and this Agreement and the consummation of the

30

transactions contemplated thereby and hereby, such guarantee, pledge and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties as restated under this Agreement.

SECTION 7.18. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any Borrower, Holdings or any Subsidiary Guarantor or Grantor under any Loan Document from any of its obligations and liabilities under the Existing Credit Agreement or the other Loan Documents.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by
/s/ Debera Fan
	Name:	Debera Fan
	Title:	Sr. Vice President & Treasurer

CB RICHARD ELLIS GROUP, INC.,

by
/s/ Debera Fan
	Name:	Debera Fan
	Title:	Sr. Vice President & Treasurer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO,

by
/s/ Debera Fan
	Name:	Debera Fan
	Title:	Sr. Vice President & Treasurer

CB/TCC GLOBAL HOLDINGS LIMITED,

by
	/s/ Philip Emburey		/s/ Marcus Smith
	Name:	Philip Emburey	Marcus Smith
	Title:	Director	Director

TC HOUSTON, INC.,

by
/s/ Robert E. Sulentic
	Name:	Robert E. Sulentic
	Title:	Executive Vice President

TCCT REAL ESTATE, INC.,

by
/s/ Robert E. Sulentic
	Name:	Robert E. Sulentic
	Title:	Executive Vice President

Schedule I to

the Amended and Restated Guarantee and

Pledge Agreement

TCDFW, INC.,

by
/s/ Robert E. Sulentic
Name: Robert E. Sulentic
Title: Executive Vice President

Schedule I to

the Amended and Restated Guarantee and

Pledge Agreement

TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.,

by
/s/ Robert E. Sulentic
Name: Robert E. Sulentic
Title: President and Chief Executive Officer

Schedule I to

the Amended and Restated Guarantee and

Pledge Agreement

IN WITNESS WHEREOF, the U.K. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower have duly executed this Agreement, as of the day and year first above written, solely with respect to Article VI of this Agreement.

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by
	/s/ M F Creamer	/s/ P. Emburey
	Name: M F Creamer	P. Emburey
	Title: Director	Director

CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick,

by
/s/ Camille McKee
Name: Camille McKee
Title: CFO, Vice President

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia,

by
	/s/ John Bell	/s/ Belinda Tozer
	Name: John Bell	Belinda Tozer
	Title: Director	Secretary

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by
/s/ John Bell
Name: John Bell
Title: Director

Schedule I to

Sr. Vice President & Treasurer’s

Signature Page

CB Holdco, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, L.L.C.

CBRE Capital Markets of Texas, LP

CBRE/LJM Mortgage Company, L.L.C.

HoldPar A

HoldPar B

CB/TCC Holdings LLC

CB/TCC, LLC

Westmark Real Estate Acquisition Partnership, L.P.

CB Richard Ellis, Inc.

CBRE/LJM-Nevada, Inc.

Insignia/ESG Capital Corporation

CBRE Capital Markets, Inc.

Trammell Crow Company

Trammell Crow Services, Inc.

The Polacheck Company, Inc.

CBRE Technical Services, LLC

Vincent F. Martin, Jr., Inc.

Signature Page to the

the Amended and Restated Guarantee and

Pledge Agreement

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

by
/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Director

by
/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

Schedule I to

the Amended and Restated Guarantee and

Pledge Agreement

Subsidiary Guarantors

CB HoldCo, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, L.L.C.

CB Richard Ellis, Inc.

CB/TCC Global Holdings Limited

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE Capital Markets, Inc.

CBRE Capital Markets of Texas, LP

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company, L.L.C.

CBRE/LJM-Nevada, Inc.

HoldPar A

HoldPar B

Insignia/ESG Capital Corporation

TC Houston, Inc.

TCCT Real Estate, Inc.

TCDFW, Inc.

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Development & Investment, Inc.

Trammell Crow Services, Inc.

Vincent F. Martin, Jr., Inc.

Westmark Real Estate Acquisition Partnership, L.P.

Schedule II to

the Amended and Restated Guarantee and

Pledge Agreement

DOMESTIC PLEDGED STOCK
Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Ownership Pledged
CB Richard Ellis Services, Inc.	P-2	CB Richard Ellis Group, Inc.	6,250 Series A Convertible Participating Preferred Stock	100%
CB Richard Ellis, Inc.	3	CB HoldCo, Inc.	100 Capital Stock	100%
CB HoldCo, Inc.	V-2	CB/TCC, LLC	100 Voting Common	100%
CB/TCC, LLC	N/A	CB Richard Ellis Services, Inc.	N/A	85.08%
CB/TCC, LLC	N/A	CB/TCC Global Holdings Limited	N/A	14.92%
CB Richard Ellis Investors, Inc.	4	CB Richard Ellis, Inc.	2,000 Common	100%
CBRE Capital Markets, Inc. (f/k/a CBRE Melody & Company and L. J. Melody & Company)	8	CB Richard Ellis, Inc.	10	100%
HoldPar A	N/A	Westmark Real Estate Acquisition Partnership, L.P.	N/A	99.966%
HoldPar A	N/A	HoldPar B	N/A	0.034%
Westmark Real Estate Acquisition Partnership, L.P.	N/A	CB Richard Ellis, Inc.	N/A	20.87%
Westmark Real Estate Acquisition Partnership, L.P.	N/A	Vincent F. Martin, Jr., Inc.	N/A	79.13%
HoldPar B	N/A	Westmark Real Estate Acquisition Partnership, L.P.	N/A	99.999%
HoldPar B	N/A	HoldPar A	N/A	0.001%
CB Richard Ellis Investors, L.L.C.	N/A	HoldPar A	N/A	79.13%

Schedule II to

the Amended and Restated Guarantee and

Pledge Agreement

CB Richard Ellis Investors, L.L.C.	N/A	HoldPar B	N/A	20.87%
CBRE Technical Services, LLC	N/A	CB Richard Ellis, Inc.	N/A	100%
CBRE/LJM Mortgage Company, L.L.C.	N/A	CBRE/LJM-Nevada, Inc.	N/A	100%
CBRE Capital Markets of Texas, LP (f/k/a CBRE Melody of Texas, LP and L.J. Melody & Company of Texas, LP)	N/A	CBRE/LJM-Nevada, Inc.	N/A	99.99%
CBRE Capital Markets of Texas, LP (f/k/a CBRE Melody of Texas, LP and L.J. Melody & Company of Texas, LP)	N/A	CBRE/LJM Mortgage Company LLC	N/A	0.01%
The Polacheck Company, Inc.	107	CB Richard Ellis, Inc.	11,683 Common	100%
The Polacheck Company, Inc.	108	CB Richard Ellis, Inc.	393 Preferred Stock	100%
Vincent F. Martin, Jr., Inc.	2	CB Richard Ellis, Inc.	1,000	100%
CB/TCC Holdings LLC	N/A	CB Richard Ellis Services, Inc.	N/A	100%

Schedule II to

the Amended and Restated Guarantee and

Pledge Agreement

FOREIGN PLEDGED STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Ownership Pledged
CB Richard Ellis Limited (incorporated in New Brunswick)	N/A	CB Richard Ellis, Inc.	N/A	65%
Noble Gibbons Limited	12	CB Richard Ellis, Inc.	6,500 Ordinary Shares	65%
CB Richard Ellis KK	N/A	CB Richard Ellis Services, Inc.	N/A	62.58%
Relam Amsterdam Holdings B.V.	N/A	CB Richard Ellis, Inc.	N/A	65%
CBRE Stewardship Company	8	CB Richard Ellis, Inc.	68	65%
CB Richard Ellis Registrars Ltd.	N/A	CB Richard Ellis, Inc.	N/A	65%
CB Richard Ellis Limited (organized in England and Wales)	N/A	CB Richard Ellis, Inc. / CB Richard Ellis Services, Inc.	N/A	65%
CBRE Finance Europe LLP	N/A	CB Richard Ellis Services, Inc. / CB Richard Ellis , Inc.	N/A	65%
CB/TCC Global Holdings Limited	1	CB Richard Ellis Services, Inc.	2 Ordinary Shares	20%
CB/TCC Global Holdings Limited	2	CB Richard Ellis Services, Inc.	8 Ordinary Shares	80%

Schedule II to

the Amended and Restated Guarantee and

Pledge Agreement

DEBT INSTRUMENTS

Borrower	Lender	Functional Currency of Loan	Loan in Functional Currency	Loan in USD
CB Richard Ellis, Inc.	CB Richard Ellis Services, Inc.	USD	130,000,000.00	130,000,000.00
CB Richard Ellis, Inc.	CB Richard Ellis Services, Inc.	USD	500,000,000.00	500,000,000.00
CB Richard Ellis Limited	CB Richard Ellis, Inc.	CAD	6,500,000.00	5,257,131.53
CB Richard Ellis Ltd.	CB Richard Ellis Services, Inc.	HKD	98,512,180.04	12,710,271.35
CB Richard Ellis Real Estate Services, Inc.	Insignia/ESG Capital Corporation	USD	44,323,513.55	44,323,513.55
CB Richard Ellis Ltd.	CB Richard Ellis Services, Inc.	NZD	1,895,130.90	1,063,274.76
CB Richard Ellis Investors, Inc.	CB Richard Ellis, Inc.	USD	1,686,680.41	1,686,680.41
CBRE-Profi Acquisition Corp.	CB Richard Ellis, Inc	USD	4,994,852.84	4,994,852.84
CB Richard Ellis Investors, LLC	CB Richard Ellis Services, Inc	USD	1,021,672.50	1,021,672.50
CB Richard Ellis Ltd.	CB Richard Ellis Services, Inc.	USD	1,638,100.00	1,638,100.00

Schedule III to

the Amended and Restated Guarantee and

Pledge Agreement

Intellectual Property

INBOUND LICENSES

Inbound Licenses of Grantors as of the Date Hereof

A. Licenses of U.S. Copyrights

NONE

B. Licenses of U.S. Patents and U.S. Patent Applications

NONE

C. Licenses of U.S. Trademark Registrations and Applications

Licensee Name and Address	Date of License	U.S. Mark	Date Filed	Registration No.
Trammell Crow Company	11/24/97, amended 7/31/02	TRAMMELL CROW	2/29/00	2,322,857

Schedule III to

the Amended and Restated Guarantee and

Pledge Agreement

U.S. REGISTERED INTELLECTUAL PROPERTY

A. U.S. Copyright Applications and Registrations Owned by Grantors

NONE

B. U.S. Patents and Patent Applications Owned by Grantors

NONE

C. U.S. Trademark Applications and Registrations Owned by Grantors

Trademark	Owner/Grantor	Application Number	Application Date	Registration Number	Registration Date
AXIS	CB Richard Ellis, Inc.	78/936,460	7/24/2006
CB RICHARD ELLIS	CB Richard Ellis, Inc.	78/266,668	6/24/2003	2,978,956	7/26/2005
CB RICHARD ELLIS	CB Richard Ellis, Inc.	78/269,993	7/2/2003	2,925,953	2/8/2005
CB RICHARD ELLIS GREENERGY	CB Richard Ellis, Inc.	77/138,719	3/23/2007	3,371,758	1/22/2008
CBRE	CB Richard Ellis, Inc.	78/264,860	6/19/2003	2,925,943	2/8/2005
CBRE	CB Richard Ellis, Inc.	78/269,992	7/2/2003	2,925,952	2/8/2005
CBRE CAPITAL MARKETS	CB Richard Ellis, Inc.	77/488,885	6/2/2008
CBRE CB RICHARD ELLIS AND COLOR LOGO	CB Richard Ellis, Inc.	78/264,861	6/19/2003	2,934,148	3/15/2005
CBRE CB RICHARD ELLIS AND COLOR LOGO	CB Richard Ellis, Inc.	78/269,997	7/2/2003	2,958,200	5/31/2005
CBRE CB RICHARD ELLIS LOGO	CB Richard Ellis, Inc.	78/264,862	6/19/2003	2,945,092	4/26/2005
CBRE CB RICHARD ELLIS LOGO	CB Richard Ellis, Inc.	78/269,994	7/2/2003	2,925,954	2/8/2005
CBRE FOUNDATIONS	CB Richard Ellis, Inc.	77/246,572	8/3/2007
CBRE MELODY	CB Richard Ellis, Inc.	77/160,791	4/19/2007	3,387,953	2/26/2008
CROPPED C LOGO	CB Richard Ellis, Inc.	77/199,695	6/6/2007
GLOBAL DYNAMIC PARTNERS CBRE INVESTORS & LOGO IN	CB Richard Ellis, Inc.	77/597,855	10/22/2008

Schedule III to

the Amended and Restated Guarantee and

Pledge Agreement

Trademark	Owner/Grantor	Application Number	Application Date	Registration Number	Registration Date
COLOR
LABORANALYTICS	CB Richard Ellis, Inc.	77/553,873	8/22/2008
LABORPLAN	CB Richard Ellis, Inc.	77/553,888	8/22/2008
LABORSITE	CB Richard Ellis, Inc.	77/553,879	8/22/2008
PJM FOUNDATIONS (STYLIZED)	CB Richard Ellis, Inc.	77/364,700	1/4/2008
PORTFOLIOIQ	CB Richard Ellis, Inc.	78/557,817	2/1/2005	3,276,562	8/7/2007
RICHARD ELLIS	CB Richard Ellis, Inc.	73/807,494	6/19/1989	1615148	9/25/1990
SKYLINE DESIGN	CB Richard Ellis, Inc.	74/130,700	1/15/1990	1,784,402	7/27/1993
SKYLINE DESIGN	CB Richard Ellis, Inc.	73/787,745	3/20/1989	1,637,794	3/12/1991
TORTO WHEATON RESEARCH	CB Richard Ellis, Inc.	78/115,689	3/18/2002	2,734,761	7/8/2003
TOWARD A GREENER TOMORROW	CB Richard Ellis, Inc.	77/470,298	5/9/2008

U.S. STATE TRADEMARK REGISTRATIONS OWNED BY GRANTORS

NONE

Schedule IV to

the Amended and Restated Guarantee and

Pledge Agreement

Commercial Tort Claims

None.

Exhibit A to the

Amended and Restated Guarantee and

Pledge Agreement

SUPPLEMENT NO. [—] (this “Supplement”) dated as of [            ], to the Amended and Restated Guarantee and Pledge Agreement dated as of March [—], 2009 (the “Guarantee and Pledge Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), each Subsidiary of the U.S. Borrower from time to time party thereto (each such Subsidiary that is also a Domestic Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the U.S. Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Amended and Restated Credit Agreement dated as of March [—], 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Pledge Agreement and the Credit Agreement.

C. The Grantors have entered into the Guarantee and Pledge Agreement in consideration of, among other things, Loans made and Letters of Credit issued under the Credit Agreement. Section 7.16 of the Guarantee and Pledge Agreement provides that additional Subsidiaries of the U.S. Borrower may become Subsidiary Guarantors and Grantors under the Guarantee and Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Loan Party”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Loan Party agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Pledge Agreement, the New Loan Party by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Pledge Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Loan Party hereby (a) agrees to all the terms and provisions of the Guarantee and Pledge Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Loan Party, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Loan Party’s right, title and interest in and to the Collateral (as defined in the Guarantee and Pledge Agreement) of the New Loan Party. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Pledge Agreement shall be deemed to include the New Loan Party. The Guarantee and Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. The New Loan Party represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Loan Party and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Loan Party hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and all Pledged Debt Securities now owned by the New Loan Party and (ii) any and all Intellectual Property now owned by the New Loan Party and (b) set forth under its signature hereto, is the true and correct legal name of the New Loan Party and its jurisdiction of organization.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Pledge Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Pledge Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Pledge Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Loan Party shall be given to it in care of the U.S. Borrower as provided in Section 9.01 of the Credit Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the New Loan Party and the Collateral Agent have duly executed this Supplement to the Guarantee and Pledge Agreement as of the day and year first above written.

[NAME OF NEW LOAN PARTY]

by

Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

by
Name:
Title:

by
Name:
Title:

Schedule I

to the Supplement No     to the

Amended and Restated Guarantee and

Pledge Agreement

LOCATION OF COLLATERAL

Description	Location

Schedule II

to the Supplement No      to the

Amended and Restated Guarantee and

Pledge Agreement

Equity Interests

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

Pledged Debt Securities

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III

to the Supplement No      to the

Amended and Restated Guarantee and

Pledge Agreement

INTELLECTUAL PROPERTY

To be provided separately.

Exhibit B to the

Amended and Restated Guarantee and

Pledge Agreement

[FORM OF]

PERFECTION CERTIFICATE

Exhibit B to the Amended and Restated

Guarantee and Pledge Agreement

EXECUTION COPY

PERFECTION CERTIFICATE

Reference is made to the Second Amended and Restated Credit Agreement dated as of March 24,2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”, among CB Richard Ellis Services, Inc., a Delaware corporation (the “U.S. Borrower”), CB Richard Ellis Limited, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB Richard Ellis Limited, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB Richard Ellis Pty Ltd, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB Richard Ellis Limited, a company organized under the laws of New Zealand (the “New Zealand Borrower”), CB Richard Ellis Group, Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto (the “Lenders”) and Credit Suisse, as administrative agent (in such capacity, the “Administrative Agent’) and Collateral Agent. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Collateral Agreement referred to therein, as applicable.

The undersigned, a Responsible Officer of Holdings, hereby certifies to the Administrative Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation or organization, appears on Schedule lA:

(b) Set forth on Schedule 1B is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

(c) Except as set forth in Schedule IC, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions of all or substantially all of the assets of a Person, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d) Set forth on Schedule ID is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name on Schedule 2A:

(b) Set forth on Schedule 2B opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

(c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name on Schedule 2C:

3. Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to each Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5. UCC Filings. Financing statements in substantially the form of Schedule 5 hereto have been prepared by counsel to the Lenders for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located.

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest owned by each Grantor that are required to be pledged under the Collateral Agreement and the issuer of such stock, partnership interests, membership interests or other equity interests.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of Indebtedness in excess of $1 ,000,000 in principal amount (other than checks to be deposited in the ordinary course of business) held by each Grantor that are required to be pledged under the Collateral Agreement, including all intercompany notes in excess of $1,000,000 principal amount between each Grantor and each Subsidiary of such Grantor and each Grantor and each other Subsidiary of Holdings.

9. Advances. Attached hereto as Schedule 9 is a true and correct list of all advances in respect of Indebtedness made by any Grantor to Holdings, any Borrower or any Subsidiary of Holdings in excess of $1 ,000,000 in principal amount (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Administrative Agent under the Collateral Agreement.

10. Intellectual Property. Attached hereto as Schedule 10(A)) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all United States issued Patents and Patent applications, including the name of the registered owner, type, and registration or application number of each Patent and Patent Application owned by any Grantor.

Attached hereto as Schedule 10(B)) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all United States Trademark registrations and Trademark applications, including the name of the registered owner, the trademark title, and the registration or application number of each Trademark and Trademark application owned by any Grantor.

Attached hereto as Schedule 10(C) in proper form for filing with the United States Copyright Office is a schedule setting forth all United States registered Copyrights (including the name of the registered owner, title and the registration number) and United States Copyright applications (including the name of the registered owner and title) owned by any Grantor.

11. Commercial Tort Claims. Attached hereto as Schedule 11 is a true and correct list of commercial tort claims in excess of $1,000,000 held by any Grantor, including a brief description thereof.

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this 24 day of March, 2009.

CB RICHARD ELLIS GROUP, INC.,

by	/s/ Debera Fan
Name:	Debera Fan
Title:	Sr. Vice President & Treasurer

[Perfection Certificate]

SCHEDULE 1A

Exact Legal Name of Each Grantor

CB Richard Ellis Services, Inc.

CB Richard Ellis Group, Inc.

CB HoldCo, Inc.

CB Richard Ellis, Inc.

CB/TCC Global Holdings Limited

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company, L.L.C.

CBRE/LJM-Nevada, Inc.

HoldPar A

HoldPar B

Insignia/ESG Capital Corporation

The Polacheck Company, Inc.

Vincent F. Martin, Jr., Inc.

Westmark Real Estate Acquisition Partnership, L.P.

EXECUTION COPY

SCHEDULE 1B

Other Legal Names Within the Past Five Years, with Date of Relevant Change

CB/TCC Global Holdings Limited changed its name from Precis (2656) Limited with the Companies House Executive Agency in the United Kingdom on December 14,2006.

SCHEDULE 1C

Changes in Identity or Corporate Structure Within the Past Five Years

CB Richard Ellis, Inc. is currently a Grantor. In connection with an internal corporate restructuring of legal entities on July 1, 2007, CB Richard Ellis, Inc. is now 100% directly held by CB HoldCo, Inc., a Delaware corporation.

SCHEDULE ID

Organizational Identification Number

Grantor	Organizational Identification Number
CB Richard Ellis Services, Inc.	2189899
CB Richard Ellis Group, Inc.	3358676
CB HoldCo, Inc.	4366266
CB Richard Ellis, Inc.	0777218
CB/TCC Global Holdings Limited	5972504
CB/TCC Holdings LLC	4262054
CB/TCC,LLC	4366268
CBRE Technical Services, LLC	3196913
CBRE/LJM Mortgage Company, L.L.C.	2997909
CBRE/LJM-Nevada, Inc.	C-31089-98
HoldPar A	None
HoldPar B	None
Insignia/ESG Capital Corporation	3037008
The Polacheck Company, Inc.	1P08200
Vincent F. Martin, Jr., Inc.	C1062821
Westmark Real Estate Acquisition Partnership, L.P.	2501182

EXECUTION COPY

SCHEDULE 2A

Chief Executive Office of each Grantor

Grantor	Mailing Address	County	State
CB Richard Ellis Group, Inc.	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

CB HoldCo, Inc.	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

CB Richard Ellis Services, Inc.	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

CB Richard Ellis, Inc.	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

CB/TCC Global Holdings Limited	St. Martin’s Court 10 Paternoster Row London EC4M 7HP	N/A	United Kingdom

CB/TCC Holdings LLC	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

CB/TCC, LLC	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

CBRE/LJM Mortgage Company, L.L.C.	2800 Post Oak Blvd. Suite 2100 Houston, TX 77056	Harris	TX

CBRE/LJM-Nevada, Inc.	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

CBRE Technical Services, LLC	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

HoldPar A	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

HoldPar B	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

Insignia/ESG Capital Corporation	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

The Polacheck Company, Inc.	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

Vincent F. Martin, Jr., Inc.	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

Westmark Real Estate Acquisition Partnership, L.P.	11150 Santa Monica Blvd. Suite 1600 Los Angeles, CA 90025	Los Angeles	CA

EXECUTION COPY

SCHEDULE 2B

Locations of Books or Records relating to any Accounts Receivable

Grantor	Mailing Address	County	State
CB Richard Ellis Group, Inc.	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

CB HoldCo, Inc.	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

CB Richard Ellis Services, Inc.	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

CB Richard Ellis, Inc.	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

CB/TCC Global Holdings Limited	St. Martin’s Court 10 Paternoster Row London EC4M 7HP	N/A	United Kingdom

CB/TCC Holdings LLC	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

CB/TCC, LLC	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

CBRE/LJM Mortgage Company, L.L.C.	2800 Post Oak Blvd. Suite 2100 Houston, TX 77056	Harris	TX

CBRE/LJM-Nevada, Inc.	2800 Post Oak Blvd. Suite 2100 Houston, TX 77056	Harris	TX

CBRE Technical Services, LLC	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

HoldPar A	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

HoldPar B	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

Insignia/ESG Capital Corporation	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

The Polacheck Company, Inc.	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

Vincent F. Martin, Jr., Inc.	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

Westmark Real Estate Acquisition Partnership, L.P.	*100 N. Sepulveda Blvd, Ste 1100 El Segundo, CA 90245	Los Angeles	CA

EXECUTION COPY

SCHEDULE 2C

Jurisdiction of Formation of each Grantor

Grantor	Jurisdiction of Formation
CB Richard Ellis Group, Inc.	Delaware
CB HoldCo, Inc.	Delaware
CB Richard Ellis Services, Inc.	Delaware
CB Richard Ellis, Inc.	Delaware
CB/TCC Holdings LLC	Delaware
CB/TCC Global Holdings Limited	United Kingdom
CB/TCC,LLC	Delaware
CBRE Technical Services, LLC	Delaware
CBRE/LJM Mortgage Company, L.L.C.	Delaware
CBRE/LJM-Nevada, Inc.	Nevada
HoldPar A	Delaware
HoldPar B	Delaware
Insignia/ESG Capital Corporation	Delaware
The Polacheck Company, Inc.	Wisconsin
Vincent F. Martin, Jr., Inc.	California
Westmark Real Estate Acquisition Partnership, L.P.	Delaware

EXECUTION COPY

SCHEDULE 5

UCC Financing Statements

Please See attached.

SCHEDULE 6

UCC Filings and Filing Offices

Debtor	Secured Party	Filing Office	Collateral Description
CB Richard Ellis Services, Inc.	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
CB Richard Ellis Group, Inc.	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
CB Richard Ellis, Inc.	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
CBRE/LJM-Nevada, Inc.	Credit Suisse	Nevada Secretary of State	See Filings on Schedule 5
Insignia/ESG Capital Corporation	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
Westmark Real Estate Acquisition Partnership, L.P.	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
HoldPar A	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
HoldPar B	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
CBRE/LJM Mortgage Company, L.L.C.	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
CB/TCC Global Holdings Limited	Credit Suisse	District of Columbia, Recorder of Deeds	See Filings on Schedule 5
CB/TCC Holdings LLC	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
The Polacheck Company, Inc.	Credit Suisse	Department of Financial Institutions	See Filings on Schedule 5
CB/TCC, LLC	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
CBRE Technical Services, LLC	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
CB Holdco, Inc.	Credit Suisse	Delaware Secretary of State	See Filings on Schedule 5
Vincent F. Martin, Jr., Inc.	Credit Suisse	California Secretary of State	See Filings on Schedule 5

SCHEDULE 7

Stock Ownership and Equity Interests

Pledged Stock

DOMESTIC PLEDGED STOCK
Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Ownership Pledged

CB Richard Ellis Services, Inc.	P-2	CB Richard Ellis Group, Inc.	6,250 Series A Convertible Participating Preferred Stock	100%

CB Richard Ellis, Inc.	3	CB HoldCo, Inc.	100 Capital Stock	100%

CB HoldCo, Inc.	V-2	CB/TCC,LLC	100 Voting Common	100%

CB/TCC, LLC	N/A	CB Richard Ellis Services, Inc.	N/A	85.08%

CB/TCC,LLC	N/A	CB/TCC Global Holdings Limited	N/A	14.92%

CB Richard Ellis Investors, Inc.	4	CB Richard Ellis, Inc.	2,000 Common	100%

CBRE Capital Markets, Inc. (f/k/a CBRE Melody & Company and L. J. Melody & Company)	8	CB Richard Ellis, Inc.	10	100%

HoldPar A	N/A	Westmark Real Estate Acquisition Partnership, L.P.	N/A	99.966%

HoldPar A	N/A	HoldParB	N/A	0.034%

Westmark Real Estate Acquisition Partnership, L.P.	N/A	CB Richard Ellis, Inc.	N/A	20.87%

Westmark Real Estate Acquisition Partnership, L.P.	N/A	Vincent F. Martin, Jr., Inc.	N/A	79.13%

HoldPar B	N/A	Westmark Real Estate Acquisition Partnership, L.P.	N/A	99.999%

HoldPar B	N/A	HoldPar A	N/A	0.001%

CB Richard Ellis Investors, L.L.C.	N/A	HoldPar A	N/A	79.13%

CB Richard Ellis Investors, L.L.C.	N/A	HoldPar B	N/A	20.87%

CBRE Technical Services, LLC	N/A	CB Richard Ellis, Inc.	N/A	100%

CBRE/LJM Mortgage Company, L.L.C.	N/A	CBRE/LJM-Nevada, Inc.	N/A	100%

CBRE Capital Markets of Texas, LP (f/k/a CBRE Melody of Texas, LP and L.J. Melody & Company of Texas, LP)	N/A	CBRE/LJM-Nevada, Inc.	N/A	99.99%

CBRE Capital Markets of Texas, LP (f/k/a CBRE Melody of Texas, LP and L.J. Melody & Company of Texas, LP)	N/A	CBRE/LJM Mortgage Company LLC	N/A	0.01%

The Polacheck Company, Inc.	107	CB Richard Ellis, Inc.	11,683 Common	100%

The Polacheck Company, Inc.	108	CB Richard Ellis, Inc.	393 Preferred Stock	100%

Vincent F. Martin, Jr., Inc.	2	CB Richard Ellis, Inc.	1,000	100%

CB/TCC Holdings LLC	N/A	CB Richard Ellis Services, Inc.	N/A	100%

FOREIGN PLEDGED STOCK
Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Ownership Pledged

CB Richard Ellis Limited (incorporated in New Brunswick)	N/A	CB Richard Ellis, Inc.	N/A	65%

Noble Gibbons Limited	12	CB Richard Ellis, Inc.	6,500 Ordinary Shares	65%

CB Richard Ellis KK	N/A	CB Richard Ellis Services, Inc.	N/A	62.58%

Relam Amsterdam Holdings B.V.	N/A	CB Richard Ellis, Inc.	N/A	65%

CBRE Stewardship Company	8	CB Richard Ellis, Inc.	68	65%

CB Richard Ellis Registrars Ltd.	N/A	CB Richard Ellis, Inc.	N/A	65%

CB Richard Ellis Limited (organized in England and Wales)	N/A	CB Richard Ellis, Inc. / CB Richard Ellis Services, Inc.	N/A	65%

CBRE Finance Europe LLP	N/A	CB Richard Ellis Services, Inc. / CB Richard Ellis, Inc.	N/A	65%

CB/TCC Global Holdings Limited	1	CB Richard Ellis Services, Inc.	2 Ordinary Shares	20%

CB/TCC Global Holdings Limited	2	CB Richard Ellis Services, Inc.	8 Ordinary Shares	80%

SCHEDULE 8

DEBT INSTRUMENTS1

Borrower	Lender	Functional Currency of Loan	Loan in Functional Currency	Loan in USD
CB Richard Ellis, Inc.	CB Richard Ellis Services, Inc.	USD	130,000,000.00	130,000,000.00
CB Richard Ellis, Inc.	CB Richard Ellis Services, Inc.	USD	500,000,000.00	500,000,000.00
CB Richard Ellis Limited	CB Richard Ellis, Inc.	CAD	6,500,000.00	5,257,131.53
CB Richard Ellis Ltd.	CB Richard Ellis Services, Inc.	HKD	98,512,180.04	12,710,271.35
CB Richard Ellis Real Estate Services, Inc.	Insignia/ESG Capital Corporation	USD	44,323,513.55	44,323,513.55
CB Richard Ellis Ltd.	CB Richard Ellis Services, Inc.	NZD	1,895,130.90	1,063,274.76
CB Richard Ellis Investors, Inc.	CB Richard Ellis, Inc.	USD	1,686,680.41	1,686,680.41
CBRE-Profi Acquisition Corp.	CB Richard Ellis, Inc	USD	4,994,852.84	4,994,852.84
CB Richard Ellis Investors, LLC	CB Richard Ellis Services, Inc	USD	1,021,672.50	1,021,672.50
CB Richard Ellis Ltd.	CB Richard Ellis Services, Inc.	USD	1,638,100.00	1,638,100.00

[1]	Note that this schedule is based on intercompany loan balances as of February 28, 2009 and exchange rates as of March 16, 2009.

SCHEDULE 9

Advances

None.

SCHEDULE 10(A)

U.S. Patents and Patent Applications Owned by Grantors

None.

SCHEDULE l0(B)

U.S. Trademark Applications and Registrations Owned by Grantors

Trademark	Owner/Grantor	Application Number	Application Date	Registration Number	Registration Date
AXIS	CB Richard Ellis, Inc.	78/936,460	7/24/2006
CB RICHARD ELLIS	CB Richard Ellis, Inc.	78/266,668	6/24/2003	2,978,956	7/26/2005
CB RICHARD ELLIS	CB Richard Ellis, Inc.	78/269,993	7/2/2003	2,925,953	2/8/2005
CB RICHARD ELLIS GREENERGY	CB Richard Ellis, Inc.	77/138,719	3/23/2007	3,371,758	1/22/2008
CBRE	CB Richard Ellis, Inc.	78/264,860	6/19/2003	2,925,943	2/8/2005
CBRE	CB Richard Ellis, Inc.	78/269,992	7/2/2003	2,925,952	2/8/2005
CBRE CAPITAL MARKETS	CB Richard Ellis, Inc.	77/488,885	6/2/2008
CBRE CB RICHARD ELLIS AND COLOR LOGO	CB Richard Ellis, Inc.	78/264,861	6/19/2003	2,934,148	3/15/2005
CBRE CB RICHARD ELLIS AND COLOR LOGO	CB Richard Ellis, Inc.	78/269,997	7/2/2003	2,958,200	5/31/2005
CBRE CB RICHARD ELLIS LOGO	CB Richard Ellis, Inc.	78/264,862	6/19/2003	2,945,092	4/26/2005
CBRE CB RICHARD ELLIS LOGO	CB Richard Ellis, Inc.	78/269,994	7/2/2003	2,925,954	2/8/2005
CBRE FOUNDATIONS	CB Richard Ellis, Inc.	77/246,572	8/3/2007
CBRE MELODY	CB Richard Ellis, Inc.	77/160,791	4/19/2007	3,387,953	2/26/2008
CROPPED C LOGO	CB Richard Ellis, Inc.	77/199,695	6/6/2007
GLOBAL DYNAMIC PARTNERS CBRE INVESTORS & LOGO IN COLOR	CB Richard Ellis, Inc.	77/597,855	10/22/2008
LABORANALYTICS	CB Richard Ellis, Inc.	77/553,873	8/22/2008
LABORPLAN	CB Richard Ellis, Inc.	77/553,888	8/22/2008
LABORSITE	CB Richard Ellis, Inc.	77/553,879	8/22/2008
PJM FOUNDATIONS (STYLIZED)	CB Richard Ellis, Inc.	77/364,700	1/4/2008
PORTFOLIOIQ	CB Richard Ellis, Inc.	78/557,817	2/1/2005	3,276,562	8/7/2007
RICHARD ELLIS	CB Richard Ellis, Inc.	73/807,494	6/19/1989	1615148	9/25/1990
SKYLINE DESIGN	CB Richard Ellis, Inc.	74/130,700	1/15/1990	1,784,402	7/27/1993
SKYLINE DESIGN	CB Richard Ellis, Inc.	73/787,745	3/20/1989	1,637,794	3/12/1991

Trademark	Owner/Grantor	Application Number	Application Date	Registration Number	Registration Date
TORTO WHEATON RESEARCH	CB Richard Ellis, Inc.	78/115,689	3/18/2002	2,734,761	7/8/2003
TOWARD A GREENER TOMORROW	CB Richard Ellis, Inc.	77/470,298	5/9/2008

U.S. State Trademark Registrations Owned By Grantors

None.

SCHEDULE 10(C)

U.S. Copyright Applications and Registrations Owned by Grantors

None.

SCHEDULE 11

Commercial Tort Claims

None.